DYNAMIC VARIABLE LIFE I

SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by
RELIASTAR LIFE INSURANCE COMPANY
and its
RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I

Supplement Dated September 20, 2007, to the Prospectus Dated May 1, 1994

This supplement updates and amends certain information contained in your prospectus dated May 1, 1994.
Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN UPCOMING
CHANGE TO THE COMPANY’S EXCESSIVE TRADING POLICY

Effective October 16, 2007, the Company’s Excessive Trading Policy will change and the “Limits on Frequent or Disruptive Transfers” section added by supplement dated February 2, 2007, to the “TRANSFER RIGHTS” section on page 12 of the Policy prospectus will be replaced with the following:

Limits on Frequent or Disruptive Transfers

     The Policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a Fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Policyowners.

     This in turn can have an adverse effect on Fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the Policy.

     Excessive Trading Policy. The Company and the other members of the ING family of companies that provide multi-Fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through the Company’s products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Company actively monitors Fund transfer and reallocation activity within the Company’s variable insurance products to identify violations of the Company’s Excessive Trading Policy. The Company’s Excessive Trading Policy is violated if Fund transfer and reallocation activity:

  Meets or exceeds the Company’s current definition of Excessive Trading, as defined below; or
  Is determined, in the Company’s sole discretion, to be disruptive or not in the best interests of other owners of the Company’s variable insurance and retirement products.
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       The Company currently defines Excessive Trading as:

  More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round- trip”). This means two or more round-trips involving the same Fund within a 60 calendar day period would meet the Company’s definition of Excessive Trading; or
  Six round-trips involving the same Fund within a rolling twelve month period.

        The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-Fund transfers (for example, new purchase payments, withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
  Transactions initiated by the Company, another member of the ING family of companies or a Fund.

     If the Company determines that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, the Company will send them a letter (once per year) warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center, or other electronic trading medium that the Company may make available from time to time (“Electronic Trading Privileges”). Likewise, if the Company determines that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, the Company will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a month suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

     If the Company determines that an individual or entity has violated the Company’s Excessive Trading Policy, the Company will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all Fund transfers or reallocations, not just those that involve the Fund whose shares were involved in the activity that violated the Company’s Excessive Trading Policy, will then have to be initiated by providing written instructions to the Company via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated the Company’s Excessive Trading Policy.

     Following the six month suspension period during which no additional violations of the Company’s Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. The Company will continue to monitor the Fund transfer and reallocation activity, and any future violations of the Company’s Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of the Company’s Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

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     The Company reserves the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if the Company determines, in its sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

     The Company’s failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under the Company’s Excessive Trading Policy will not prevent the Company from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in the Company’s Excessive Trading Policy.

     Except as noted below with respect to Paul M. Prusky, the Company does not allow exceptions to its Excessive Trading Policy. The Company reserves the right to modify its Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Policyowners and Fund investors and/or state or federal regulatory requirements. If the Company modifies its policy, it will be applied uniformly to all Policyowners or, as applicable, to all Policyowners investing in the underlying Fund.

     The Company’s Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

     Since late 2003, the Company has been engaged in litigation with Paul M. Prusky (“Prusky”), and others, regarding a 1998 agreement between Prusky and the Company. Under the agreement, Prusky, through a profit-sharing plan, engaged in frequent electronic trading between Sub-Accounts available through certain ReliaStar Life Insurance Company variable life insurance policies (“market timing”). Beginning in late 2003, the Company refused to accept electronic trading instructions from Prusky because of violations of its Excessive Trading Policy.

     On January 5, 2007, the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”) ordered the Company to accept and effect Prusky’s Sub-Account transfer instructions electronically “without limitation as to the number of transfer instructions so long as those transfers are not explicitly barred by a specific condition imposed by the Fund in which the Sub-Account is invested.” (Order Granting in Part Summary Judgment, Paul M. Prusky, et al. v. ReliaStar Life Insurance Company, Civil Action No. 03-6196, Jan. 5, 2007, and Order Denying Defendant’s Motion for Clarification, dated January 12, 2007 (“Order”)). In light of the Order, the Company must accept and effect Prusky’s electronic transfer instructions.

     When issuing the Order, the Federal Court did state that the Company could enforce conditions and/or restrictions on trading imposed by the Funds in which the Company’s Sub-Accounts invest. (Memorandum Accompanying the Order, at pp. 9-10.) The Company will enforce all such Fund-imposed conditions and/or restrictions consistent with the Order and the judgment of the Federal Court in a related matter.

     Prusky’s ReliaStar policies include Sub-Accounts which invest in many of the same Funds as are available through this Policy. The prospectus for each Fund describes restrictions imposed by the Fund to prevent or minimize frequent trading.

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     Limits Imposed by the Funds. Each underlying Fund available through the variable insurance and retirement products offered by the Company and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund. The Company reserves the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Sub-Account if the corresponding Fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions the Company receives from the Fund.

     Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, the Company has entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Policy. Policyowner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and the Company’s implementation of its Excessive Trading Policy. Under these agreements, the Company is required to share information regarding Policyowner transactions, including but not limited to information regarding Fund transfers initiated by you. In addition to information about Policyowner transactions, this information may include personal Policyowner information, including names and social security numbers or other tax identification numbers.

     As a result of this information sharing, a Fund company may direct the Company to restrict a Policyowner’s transactions if the Fund determines that the Policyowner has violated the Fund’s excessive/frequent trading Policy. This could include the Fund directing the Company to reject any allocations of premium or Policy Value to the Fund or all Funds within the Fund family.

IMPORTANT INFORMATION ABOUT THE ING FUNDAMENTAL RESEARCH PORTFOLIO

Fund Reorganization. On April 28, 2006, the Sub-Account that invested in the ING Fundamental Research Portfolio was closed to new investors and to new investments by existing investors. On July 12, 2007, the Board of Directors of ING Partners, Inc. approved a proposal to reorganize the ING Fundamental Research Portfolio into the ING VP Growth and Income Portfolio. If this proposed reorganization is approved, the ING Fundamental Research Portfolio will, on or about November 12, 2007, reorganize into and become part of the ING VP Growth and Income Portfolio. Your investment in the ING Fundamental Research Portfolio will automatically become an investment in the ING VP Growth and Income Portfolio with an equal total net asset value.

Policyowners who had Policy value allocated to the ING Fundamental Research Portfolio may leave their Policy value in the Sub-Account that invests in the ING VP Growth and Income Portfolio, but future allocations and transfers into this Sub-Account will be prohibited. If your most recent premium allocation instructions includes the Sub-Account that corresponds to the ING Fundamental Research Portfolio, premium received that would have been allocated to the Sub-Account corresponding to this Fund will be allocated on a pro-rata basis among all the other available Sub-Accounts in which your Policy value is allocated. If there are no other such Sub-Accounts, you must provide the Company with alternative allocation instructions or the premium payment will be returned to you. You may give the Company alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5011, Minot, ND 58702-5011, 1-877-886-5050. See the “TRANSFER RIGHTS” section on page 12 of your Policy prospectus for information about making Fund allocation changes.

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Your failure to provide the Company with alternative allocation instructions before it returns your premium payment(s) may result in your Policy entering the 61 day grace period and/or your Policy lapsing without value.

You will not incur any fees or charges or any tax liability because of this reorganization, and your Policy value immediately before the reorganization will equal your Policy value immediately after the reorganization.

There will be no further disclosure regarding the ING Fundamental Research Portfolio in future supplements to the prospectus.

Please note the following summary information about the ING VP Growth and Income Portfolio:

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Growth and Income	Investment Adviser:	Seeks to maximize total return
Portfolio	ING Investments, LLC	through investments in a diversified
	Subadviser:	portfolio of common stocks and
	ING Investment Management Co.	securities convertible into common
stock.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Policy, including information about the risks associated with investing in these Funds, can be found in the current prospectus and Statement of Additional Information for that Fund. You may obtain these documents by contacting the Company at its:

ING Customer Service Center P.O. Box 5011 Minot, ND 58702-5011 1-877-886-5050

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